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                                                                    Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of
  Sound Source Interactive, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                        /s/ Corbin & Wertz



                                        CORBIN & WERTZ


Irvine, California
March ___, 1997